--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 2-52698) UNDER
                           THE SECURITIES ACT OF 1933
                      PRE-EFFECTIVE AMENDMENT NO.     [X]

                      POST-EFFECTIVE AMENDMENT NO. 49 [X]

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                              AMENDMENT NO. 51 [X]

                      VANGUARD MONEY MARKET RESERVES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

              IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE:

on December 2, 1996, pursuant to paragraph (b) of Rule 485 of the Securities Act of 1933.


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.

     REGISTRANT ELECTS TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24f-2 NOTICE FOR THE PERIOD ENDED NOVEMBER 30, 1995 ON JANUARY 26, 1996.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      VANGUARD MONEY MARKET RESERVES, INC.

                             CROSS REFERENCE SHEET

                         FORM N-1A
                        ITEM NUMBER                                   LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Highlights
    Item 3.   Condensed Financial Information...............   Financial Highlights
    Item 4.   General Description of Registrant.............   Investment Objective; Investment
                                                               Limitations; Investment Policies;
                                                               General Information
    Item 5.   Management of the Fund........................   Directors and Officers; Management of
                                                               the Fund; The Vanguard Group
    Item 6.   Capital Stock and Other Securities............   Opening an Account and Purchasing
                                                               Shares; Selling Your Shares; The
                                                               Share Price of Each Portfolio;
                                                               Dividends and Taxes; General
                                                               Information
    Item 7.   Purchase of Securities Being Offered..........   Cover Page; Opening an Account and
                                                               Purchasing Shares
    Item 8.   Redemption or Repurchase......................   Selling Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

                         FORM N-1A                                     LOCATION IN STATEMENT
                        ITEM NUMBER                                  OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Investment Objectives and Policies
   Item 13.   Investment Objective and Policies.............   Investment Objectives and Policies;
                                                               Investment Limitations
   Item 14.   Management of the Fund........................   Management of the Fund
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Management of the Fund
   Item 16.   Investment Advisory and Other Services........   Management of the Fund
   Item 17.   Brokerage Allocation..........................   Not Applicable
   Item 18.   Capital Stock and Other Securities............   Financial Statements
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares;
   Item 20.   Tax Status....................................   Appendix
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Calculation of Yield.
   Item 23.   Financial Statements..........................   Financial Statements

VANGUARD MONEY
MARKET PORTFOLIOS

Prospectus
December 2, 1996

Vanguard Money
Market Reserves

- Prime Portfolio

- Federal Portfolio

  Vanguard Treasury Fund

- Treasury Money Market Portfolio


This prospectus contains financial data for the Portfolios through May 31, 1996.


[A MEMBER OF THE VANGUARD GROUP LOGO]

VANGUARD MONEY MARKET RESERVES,
VANGUARD TREASURY MONEY MARKET PORTFOLIO               Money Market Mutual Funds



CONTENTS

Portfolio Expenses                                                       3

Financial Highlights                                                     5

A Word About Risk                                                        7

The Portfolios' Objectives                                               7

Who Should Invest                                                        7

Investment Policies                                                      8

Investment Limitations                                                  11

Investment Performance                                                  11

Share Price                                                             13

Dividends and Taxes                                                     13

The Funds and Vanguard                                                  13

Investment Adviser                                                      14

General Information                                                     14

Investing with Vanguard                                                 15

Services and Account Features                                           15

Types of Accounts                                                       16

Distribution Options                                                    17

Buying Shares                                                           17

Redeeming Shares                                                        19

Fund and Account Updates                                                21

Prospectus Postscript                                                   23

Risk Quiz                                                               24

Glossary                                                 Inside Back Cover


INVESTMENT OBJECTIVES AND POLICIES

Vanguard Money Market Reserves, Inc. is a diversified, open-end investment management company that consists of two separate Portfolios: Federal and Prime. The Treasury Money Market Portfolio is part of Vanguard Treasury Fund, which is a diversified, open-end investment management company as well.

   Each Portfolio seeks to provide current income and to maintain liquidity and a stable share price of $1.00. Each Portfolio focuses on specific high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. Government, securities issued by U.S. Government agencies, or obligations issued by corporations and financial institutions.

   IT IS IMPORTANT TO NOTE THAT EACH PORTFOLIO SEEKS TO MAINTAIN, BUT DOES NOT GUARANTEE, A STABLE NET ASSET VALUE OF $1.00 PER SHARE. IN ADDITION, NONE OF THE PORTFOLIOS' SHARES IS GUARANTEED OR INSURED BY THE FDIC, THE U.S. GOVERNMENT, OR ITS AGENCIES.

FEES AND EXPENSES

The Portfolios are offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in each Portfolio's expense ratio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS


Statements of Additional Information (dated December 2, 1996) containing more information about the Portfolios are, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard or by calling our Investor Information Department at 1-800-662-7447.


   For investments of $10 million or more, Vanguard Money Market Reserves offers Prime Portfolio Institutional Shares (available through a separate prospectus). The Prime Portfolio and the Prime Portfolio Institutional Shares do not have the same expenses; as a result, the two Portfolios' performance could differ.

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and policies of the three Portfolios. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether one or more of the Portfolios is the right investment for you. We suggest that you keep it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PORTFOLIO PROFILE

WHO SHOULD INVEST (page 7)
- Investors seeking a money market mutual fund as part of a balanced and diversified investment program.
- Investors uncomfortable with share-price fluctuations.
- Investors seeking current income.
- Investors needing a temporary holding place for a portion of their assets.

WHO SHOULD NOT INVEST
- Investors seeking growth of their investment over time.
- Investors looking for a fund that invests in stocks or bonds.


RISKS OF THE PORTFOLIOS (pages 7 - 10)
Each Portfolio is subject to income risk (the chance that falling short-term interest rates will cause the Portfolios' income -- and thus the Portfolios' return -- to decline) and manager risk (the chance that poor security selection will cause a Portfolio to lag similar funds). In addition, while the credit quality of all three Portfolios is expected to be very high, each Portfolio is subject to some degree of credit risk (the chance that the issuer of a security will be unable to pay interest and principal in a timely manner). More detailed information about risk -- including risks specific to each Portfolio -- is provided beginning on page 8.


DIVIDENDS (page 13)
Dividends are declared daily and paid on the first business day of each month.

                                                  Vanguard Money Market Reserves
                                        Vanguard Treasury Money Market Portfolio

INVESTMENT ADVISER (page 14)
Vanguard Fixed Income Group manages each of the three Portfolios.

MINIMUM INITIAL INVESTMENT FOR EACH PORTFOLIO: $3,000; $1,000 for IRAs and custodial accounts for minors

ACCOUNT FEATURES (pages 15-19)
- Telephone Redemption
- Checkwriting
- Vanguard Direct Deposit Service(SM)
- Vanguard Automatic Exchange Service(SM)
- Vanguard Fund Express(R)
- Vanguard Dividend Express(SM)


AVERAGE ANNUAL TOTAL RETURNS -- PERIODS ENDED MAY 31, 1996

                                      1 Year        5 Years      10 Years
                                      -----------------------------------
Treasury Money
 Market Portfolio*                      5.3%          4.2%            5.7%
Lipper U.S. Treasury Money
 Market Average                         5.0           3.9             5.5
Federal Portfolio                       5.5%          4.4%            5.9%
Lipper U.S. Government
 Money Market Average                   5.0           3.9             5.4
Prime Portfolio                         5.5%          4.4%            6.0%
Lipper Non-Government
 Money Market Average                   5.1           4.0             5.6

*Formerly known as Vanguard Money Market Reserves - U.S. Treasury Portfolio.


In evaluating past performance, remember that it is not indicative of future performance. Performance figures include the reinvestment of any dividends. The returns shown are net of expenses, but they do not reflect income taxes an investor would have incurred. An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

PORTFOLIO PROFILE (continued)                     Vanguard Money Market Reserves
                                        Vanguard Treasury Money Market Portfolio


--------------------------------------------------------------------------------
                                 TREASURY
                               MONEY MARKET*       FEDERAL            PRIME
--------------------------------------------------------------------------------
INCEPTION DATE:                   12/1/96          7/13/81            6/4/75

NET ASSETS AS OF 5/31/96:     $2.76 billion    $2.81 billion    $19.88 billion

EXPENSE RATIO FOR THE YEAR
  ENDED 11/30/95:                  0.32%             0.32%             0.32%

FEES
  LOADS, 12b-1 MARKETING FEES:     None              None              None
  SUITABLE FOR IRAS:                Yes               Yes               Yes

NEWSPAPER ABBREVIATION:**        VangTrsy           VangFdl           VangPr

VANGUARD FUND NUMBER:               050               033               030



*On 12/2/96, Vanguard Money Market Reserves - U.S. Treasury Portfolio was reorganized as a separate portfolio of the Vanguard Treasury Fund and renamed the Treasury Money Market Portfolio of Vanguard Treasury Fund.

**Money market portfolios are listed separately from the daily mutual fund listings.

PORTFOLIO EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in one of the Portfolios.

  As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of any Portfolio:

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                  None
Sales Load Imposed on Reinvested Dividends:       None
Redemption Fees:                                  None
Exchange Fees:                                    None


  The next table illustrates the operating expenses that you would incur as a shareholder of each Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Portfolios, providing shareholder services, and other activities. The expenses shown in the table are based upon expenses incurred in the fiscal year ended November 30, 1995 (the expenses for the Treasury Money Market Portfolio are based upon those of Vanguard Money Market Revenue - U.S. Treasury Portfolio for its fiscal year ended November 30, 1995).



ANNUAL PORTFOLIO OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


--------------------------------------------------------------------------------
                                 TREASURY MONEY       FEDERAL        PRIME
                                MARKET PORTFOLIO     PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------
Management and
  Administrative Expenses:                0.26%         0.26%         0.26%
Investment Advisory Expenses:             0.01%         0.01%         0.01%
12b-1 Marketing Fees:                     None          None          None
Other Expenses
  Marketing and Distribution
    Costs:                         0.03%         0.03%         0.03%
  Miscellaneous Expenses
    (e.g., Taxes, Auditing):       0.02%         0.02%         0.02%
                                   ----          ----          ----
Total Other Expenses:                     0.05%         0.05%         0.05%
                                          ----          ----          ----
TOTAL OPERATING EXPENSES
  (EXPENSE RATIO):                        0.32%         0.32%         0.32%
                                          ====          ====          ====

                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                                PLAIN TALK ABOUT
                                  FUND EXPENSES


All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the average net assets of the fund. For instance, the Prime Portfolio's expense ratio in fiscal year 1995 was 0.32%, or $3.20 per $1,000 of average net assets. The average money market fund had expenses in 1995 of 0.74%, or $7.40 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

  The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Portfolio provides a return of 5% a year and (2) that you redeem your investment at the end of each period.

----------------------------------------------------------------
PORTFOLIO               1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------
Treasury Money Market     $3        $10        $18         $41
Federal                   $3        $10        $18         $41
Prime                     $3        $10        $18         $41
----------------------------------------------------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


The following financial highlights tables show the results for a share outstanding for each of the last ten years ended November 30, 1995, and the six months ended May 31, 1996. The financial highlights for the fiscal years ended November 30 were audited by Price Waterhouse LLP, independent accountants. The information for the six-month period ended May 31, 1996, has not been audited by independent accountants. You should read this information in conjunction with each Portfolio's financial statements and accompanying notes, which appear in Vanguard Money Market Reserves' most recent Annual Report (along with the audit report from Price Waterhouse) and Semi-Annual Report to shareholders. The Annual Report and Semi-Annual Report (which includes information on the U.S. Treasury Portfolio) are incorporated by reference in the Statement of Additional Information and in this prospectus, and contain a more complete discussion of each Portfolio's performance. You may have the Reports sent to you without charge by writing to Vanguard or by calling our Investor Information Department.


------------------------------------------------------------------------------------------------------------------------------------
                                                                           TREASURY MONEY MARKET PORTFOLIO*
                                           -----------------------------------------------------------------------------------------
                           SIX MONTHS                                           YEAR ENDED NOVEMBER 30,
                             ENDED         -----------------------------------------------------------------------------------------
                            5/31/96        1995        1994        1993        1992        1991        1990        1989       1988
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD        $ 1.00        $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00     $ 1.00
                            --------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income        .025          .053        .036        .028        .036        .058        .077        .085       .068
 Net Realized and
  Unrealized Gain (Loss)
  on Investments                --            --          --          --          --          --          --          --         --
                            --------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
  OPERATIONS                  .025          .053        .036        .028        .036        .058        .077        .085       .068
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income          (.025)        (.053)      (.036)      (.028)      (.036)      (.058)      (.077)      (.085)     (.068)
 Distributions from
  Realized Capital Gains        --            --          --          --          --          --          --          --         --
                            --------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS        (.025)        (.053)      (.036)      (.028)      (.036)      (.058)      (.077)      (.085)     (.068)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD              $ 1.00        $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00     $ 1.00
====================================================================================================================================
TOTAL RETURN                  2.53%         5.47%       3.63%       2.86%       3.68%       5.94%       8.02%       8.89%      7.02%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)          $2,766        $2,527      $2,056      $1,751      $2,321      $2,092      $1,594      $  412     $  140
Ratio of Expenses to
 Average Net Assets            .32%**        .32%        .32%        .32%        .30%        .30%        .30%        .31%+      .70%
Ratio of Net Investment
 Income to Average
 Net Assets                   4.98%**       5.33%       3.59%       2.83%       3.60%       5.76%       7.74%       8.44%      6.85%
------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------
                            TREASURY MONEY
                           MARKET PORTFOLIO
                           -----------------
                              YEAR ENDED
                             NOVEMBER 30,
                           -----------------
                            1987       1986
--------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $ 1.00     $ 1.00
                           -----------------
INVESTMENT OPERATIONS
 Net Investment Income       .058       .060
 Net Realized and
  Unrealized Gain (Loss)
  on Investments               --         --
                           -----------------
  TOTAL FROM INVESTMENT
  OPERATIONS                 .058       .060
--------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income         (.058)     (.060)
 Distributions from
  Realized Capital Gains       --         --
                           -----------------
  TOTAL DISTRIBUTIONS       (.058)     (.060)
--------------------------------------------
NET ASSET VALUE,
 END OF PERIOD             $ 1.00     $ 1.00
============================================
TOTAL RETURN                 5.99%      6.15%
============================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)         $  113     $   56
Ratio of Expenses to
 Average Net Assets           .79%+      .93%+
Ratio of Net Investment
 Income to Average
 Net Assets                  5.80%      6.00%
--------------------------------------------



*Formerly known as Vanguard Money Market Reserves - U.S. Treasury Portfolio.


** Annualized.

+Insurance premiums represent .40%, .42%, .44%, and .44%.

                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


This explanation uses the Treasury Money Market Portfolio as an example. The Treasury Money Market Portfolio (known as the U.S. Treasury Portfolio until December 2, 1996) began fiscal 1995 with a net asset value (price) of $1.00 per share. During the year, the Portfolio earned $.053 per share from investment income (interest and dividends). All of these earnings were returned to shareholders in the form of dividend distributions. The earnings ($.053 per share) less distributions ($.053 per share) resulted in a share price of $1.00 at the end of the year. Assuming that the shareholder had reinvested the distribution in the purchase of more shares, total return from the Portfolio was 5.47% for the year.


 As of November 30, 1995, the Portfolio had nearly $2.53 billion in net assets; an expense ratio of 0.32% ($3.20 per $1,000 of net assets); and net investment income amounting to 5.33% of its average net assets.

                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

Refer to the detailed explanation on page 5.

-----------------------------------------------------------------------------------------------------------------------------
                                                                           FEDERAL PORTFOLIO
                                         ------------------------------------------------------------------------------------
                            Six Months                                  Year Ended November 30,
                               Ended     ------------------------------------------------------------------------------------
                              5/31/96     1995       1994       1993       1992       1991       1990       1989       1988
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD          $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                            --------------------------------------------------------------------------------------------------

INVESTMENT OPERATIONS
 Net Investment Income          .026       .056       .038       .029       .038       .060       .078       .088       .070
 Net Realized and
  Unrealized Gain (Loss)
  on Investments                  --         --         --         --         --         --         --         --         --
                              -----------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
  OPERATIONS                    .026       .056       .038       .029       .038       .060       .078       .088       .070
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income            (.026)     (.056)     (.038)     (.029)     (.038)     (.060)     (.078)     (.088)     (.070)
 Distributions from
  Realized Capital Gains          --         --         --         --         --         --         --         --         --
                              -----------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS          (.026)     (.056)     (.038)     (.029)     (.038)     (.060)     (.078)     (.088)     (.070)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
=============================================================================================================================
TOTAL RETURN                    5.14%      5.77%      3.82%      2.98%      3.83%      6.18%      8.14%      9.15%      7.20%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)            $2,815     $2,637     $2,196     $1,907     $1,986     $2,000     $1,950     $1,531     $1,214
Ratio of Expenses to
 Average Net Assets              .32%*      .32%       .32%       .32%       .30%       .30%       .30%       .28%       .33%
Ratio of Net Investment
 Income to Average
 Net Assets                     5.14%*     5.61%      3.78%      2.94%      3.76%      6.01%      7.90%      8.78%      7.00%
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                              FEDERAL PORTFOLIO
                            ---------------------
                           Year Ended November 30,
                            ---------------------
                                 1987       1986
-------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD            $ 1.00     $ 1.00
                            ---------------------
INVESTMENT OPERATIONS
 Net Investment Income            .061       .064
 Net Realized and
  Unrealized Gain (Loss)
  on Investments                    --         --
                            ---------------------
  TOTAL FROM INVESTMENT
  OPERATIONS                      .061       .064
-------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income              (.061)     (.064)
 Distributions from
  Realized Capital Gains            --         --
                            ---------------------
  TOTAL DISTRIBUTIONS            (.061)     (.064)
-------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                  $ 1.00     $ 1.00
=================================================
TOTAL RETURN                      6.25%      6.56%
=================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)                $839       $545
Ratio of Expenses to
 Average Net Assets                .37%       .48%
Ratio of Net Investment
 Income to Average
 Net Assets                       6.10%      6.40%
-------------------------------------------------

*Annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 PRIME PORTFOLIO
                                        --------------------------------------------------------------------------------------------
                            Six Months                                       Year Ended November 30,
                              Ended     --------------------------------------------------------------------------------------------
                             5/31/96      1995        1994        1993        1992        1991        1990        1989        1988
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD         $  1.00    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00      $ 1.00
                              ------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income          .026       .057        .038        .030        .038        .062        .080        .090        .072
 Net Realized and
  Unrealized Gain (Loss)
  on Investments                  --         --          --          --          --          --          --          --          --
                              ------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
  OPERATIONS                    .026       .057        .038        .030        .038        .062        .080        .090        .072
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income            (.026)     (.057)      (.038)      (.030)      (.038)      (.062)      (.080)      (.090)      (.072)
 Distributions from
  Realized Capital Gains          --         --          --          --          --          --          --          --          --
                              ------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS          (.026)     (.057)      (.038)      (.030)      (.038)      (.062)      (.080)      (.090)      (.072)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD               $  1.00    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00      $ 1.00
====================================================================================================================================
Total Return                    2.63%      5.82%       3.87%       3.02%       3.89%       6.39%       8.32%       9.40%       7.47%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)           $19,880    $18,764     $15,109     $12,367     $12,638     $13,496     $13,579     $11,067      $6,863
Ratio of Expenses to
 Average Net Assets             .32%*       .32%        .32%        .32%        .30%        .30%        .30%        .28%        .33%
Ratio of Net Investment
 Income to Average
 Net Assets                    5.21%*      5.64%       3.84%       2.98%       3.82%       6.20%       8.06%       9.05%       7.28%
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------
                            FEDERAL PORTFOLIO
                            ------------------
                         Year Ended November 30,
                            ------------------
                             1987        1986
----------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD        $ 1.00      $ 1.00
                            ------------------
INVESTMENT OPERATIONS
 Net Investment Income        .063        .066
 Net Realized and
  Unrealized Gain (Loss)
  on Investments                --          --
                            ------------------
  TOTAL FROM INVESTMENT
  OPERATIONS                  .063        .066
----------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income          (.063)      (.066)
 Distributions from
  Realized Capital Gains        --          --
                            ------------------
  TOTAL DISTRIBUTIONS        (.063)      (.066)
----------------------------------------------
NET ASSET VALUE,
 END OF PERIOD              $ 1.00      $ 1.00
==============================================
Total Return                  6.49%       6.78%
==============================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)          $4,088      $2,186
Ratio of Expenses to
 Average Net Assets            .37%        .48%
Ratio of Net Investment
 Income to Average
 Net Assets                   6.30%       6.60%
----------------------------------------------

*Annualized.

  From time to time, the Vanguard Funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus any capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.

A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in the Treasury Money Market, Federal, and Prime Portfolios. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in one or more of the Portfolios, you should weigh your desire for income with your need to protect your investment.

  Look for this "warning flag" symbol [FLAG ICON] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of any of the three Portfolios, may confront.

THE PORTFOLIOS' OBJECTIVES

Each Portfolio seeks to provide current income while maintaining liquidity and a stable net asset value of $1.00 per share. These objectives are fundamental, which means that they cannot be changed unless a majority of Portfolio shareholders vote to do so.

WHO SHOULD INVEST

Any of the Portfolios may be a suitable investment for you if:

- You wish to add a money market portfolio to your existing holdings, which could include other cash -- as well as stock, bond, and tax-exempt -- investments.

- You want an investment that does not fluctuate in value.

- You want current income.

- You characterize your investment temperament as "very conservative."

- You want to be able to move your money into stock or bond investments quickly and without penalty.

  Each Portfolio is intended to serve most investors' short-term needs. However, investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Portfolio's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Portfolios have adopted the following policies:

- Each of the Portfolios reserves the right to reject any purchase request -including exchanges from other Vanguard Funds -- that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.


- The Portfolios reserve the right to stop offering shares at any time.

INVESTMENT POLICIES

This section explains how the Portfolios' investment adviser pursues the objectives of income, liquidity, and stability. It also explains several important risks --income risk, manager risk, and credit risk -- faced by Portfolio shareholders. Unlike the Portfolios' objectives, the Fund's policies are not fundamental and can be changed by the Funds' Boards of Directors or Trustees without shareholder approval. However, before making any important change in its policies, the Funds will give shareholders 30-days notice, in writing.

                                PLAIN TALK ABOUT
                                  CASH RESERVES

Cash reserves are any investment that can be easily converted into cash with little or no cost or penalty. A money market mutual fund, a checking account or certificate of deposit (CD) at a bank, and Treasury bills issued by the U.S. Government are examples of cash reserves. Keep in mind, however, that each type varies in its credit quality and its ability to provide a competitive yield.

MARKET EXPOSURE


Each Portfolio invests in very high-quality money market instruments -- also known as cash reserves -- that are considered short term (that is, they mature in 13 months or less). Each Portfolio will maintain a dollar-weighted average maturity of 90 days or less.


[FLAG ICON]

    EACH PORTFOLIO IS SUBJECT TO INCOME RISK, WHICH IS THE POSSIBILITY THAT A PORTFOLIO'S DIVIDENDS (THAT IS, INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. BECAUSE THE PORTFOLIOS' INCOME IS BASED ON SHORT-TERM INTEREST RATES -- WHICH CAN FLUCTUATE SIGNIFICANTLY OVER SHORT PERIODS -- INCOME RISK IS EXPECTED TO BE HIGH FOR ALL THREE PORTFOLIOS.

  To illustrate how the yields of short-term securities can fluctuate as interest rates rise and fall, the following chart shows month-end yields for short-term securities (as represented by 90-day Treasury bills) and long-term securities (as represented by 30-year U.S. Treasury bonds) over the past five years. Note in this illustration how short-term yields tend to fluctuate more than longer-term yields.

                    SHORT-TERM AND LONG-TERM MONTH-END YIELDS
                                  (1991 - 1995)

[LINE GRAPH]

These yields reflect past performance and should not be regarded as an indication of future returns from either Treasury bills or bonds as a whole or any of the Portfolios in particular.

                                PLAIN TALK ABOUT
                            MONEY MARKET INSTRUMENTS

The term "money market instruments" refers to a variety of short-term investments, usually with a maturity of 13 months or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. Government; commercial paper, which is a promissory note issued by a large company or financial firm; bankers acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations.

                                PLAIN TALK ABOUT
                           CREDIT QUALITY AND RATINGS

A money market instrument's credit quality depends upon the issuer's ability to pay interest on the security and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) the security's issuer will default, or fail to meet its payment obligations. Direct U.S. Treasury obligations (that is, securities backed by the U.S. Government) carry the highest credit ratings. All things being equal, money market instruments with greater credit risk offer higher yields.


SECURITY SELECTION

Vanguard Fixed Income Group, adviser to the Portfolios, selects high-quality money market instruments. Each Portfolio focuses on securities of a particular class of issuer (for example, the U.S. Government, U.S. Government agencies, financial institutions).

[FLAG ICON]

    EACH PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT VANGUARD FIXED INCOME GROUP MAY DO A POOR JOB OF SELECTING SECURITIES.

  The Treasury Money Market Portfolio invests solely in securities whose interest and principal payments are backed by the full faith and credit of the U.S. Government. At least 65% of the Portfolio's assets will always be invested in U.S. Treasury securities. The remainder of the Portfolio's assets may include securities issued by the U.S. Treasury and other government agencies, such as the Government National Mortgage Association (GNMA), the Small Business Administration, and the Federal Financing Bank.

  The Federal Portfolio invests in securities whose interest and principal payments are backed by the full faith and credit of the U.S. Government or by an agency of the Government (these agency securities are not backed by the full faith and credit of the U.S. Government). These agencies include, among others, the Federal Home Loan Bank, the Federal National Mortgage Association (FNMA), the Tennessee Valley Authority, and the Federal Land Bank.

  The Prime Portfolio invests in certificates of deposit, bankers acceptances, commercial paper, and other money market securities rated Prime-1 by Moody's Investor Service, Inc., or A-1 by Standard & Poor's Corporation. Securities that are unrated must be issued by a corporation with a debt rating of Aa3 or better by Moody's or AA- or better by Standard & Poor's. The Prime Portfolio also invests in short-term corporate, state, and municipal obligations rated Aa3 or better by Moody's or AA- or better by Standard & Poor's; and securities that are considered suitable for the Federal Portfolio (see the previous paragraph).


  The Prime Portfolio may also invest in Eurodollar and Yankee obligations, which are certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the possibility that a foreign government will not let U.S. dollar-denominated assets leave the country; the possibility that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and the possibility that adverse political or economic developments will affect investments in a foreign country. Before the Portfolio's adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as the issuers of domestic securities.

  In addition, each Portfolio may invest up to 10% of its net assets in restricted or illiquid securities that may not have price quotations immediately available. Restricted or illiquid securities are not freely marketable or are subject to sale restrictions according to the Securities Act of 1933.


[FLAG ICON]

    EACH PORTFOLIO IS SUBJECT, TO A LIMITED EXTENT, TO CREDIT RISK, WHICH IS THE POSSIBILITY THAT THE ISSUER OF A SECURITY WILL BE UNABLE TO REPAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

  The three Portfolios differ mainly in terms of credit risk. In absolute terms, each Portfolio's credit quality is very high.

  In relative terms, the Treasury Money Market Portfolio, which invests in securities backed by the full faith and credit of the U.S. Government, offers the lowest credit risk -- and generally the lowest yield -- of the three Portfolios.

  Not all of the securities included in the Federal Portfolio are backed by the full faith and credit of the U.S. Government, and so the Portfolio's potential credit risk and yield are somewhat higher than the Treasury Money Market Portfolio.

  While the credit quality of its securities is very high, the Prime Portfolio invests in money market securities of private financial and nonfinancial corporations; therefore, it offers the highest credit risk and generally the highest yield of the three Portfolios.

  Bear in mind that, while each Portfolio invests in high-quality money market instruments, the three Portfolios are not insured or guaranteed by the FDIC or any other agency of the U.S. Government.

[FLAG ICON]

    THE PRIME AND FEDERAL PORTFOLIOS RESERVE THE RIGHT TO INVEST IN REPURCHASE AGREEMENTS, WHICH ARE SUBJECT TO SPECIFIC RISKS.

  Repurchase agreements carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities itself. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's adviser believes that these risks can be controlled through careful security selection and monitoring.

[FLAG ICON]

    THE PORTFOLIOS RESERVE THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN FLOATING-RATE SECURITIES, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.

                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) and at a specific price.

                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value, or interest rate, is based on (or "derived" from) a traditional security (such as a stock or bond), money market benchmark (such as U.S. Treasury bill rates or Federal Funds Effective
Rate), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index).

  A floating-rate security's interest rate, as the name implies, is not set; instead, it fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). These securities reset their yields on a periodic basis (for example, daily, weekly, or quarterly) and are closely correlated to changes in money market interest rates.

  The Portfolios will not use derivatives for speculative purposes or as leveraged investments that magnify the risks of an investment.

PORTFOLIO TURNOVER
Because of the short-term nature of money market instruments, the turnover rate for each Portfolio is expected to be high. This high turnover rate should not increase Portfolio costs, however, since brokerage commissions are not usually charged for the purchase or sale of money market instruments.

INVESTMENT LIMITATIONS

To reduce risk and maintain diversification, the Portfolios have adopted limits on some of their investment policies. Specifically, each Portfolio will not:

- Invest more than 5% of its assets in the securities of any one issuer, excluding the U.S. Government.

- Buy more than 10% of any class of securities of any issuer.

- Invest more than 25% of its assets in any one industry, excluding obligations of the U.S. Government, certificates of deposit, and U.S. bankers acceptances.


- Borrow money from a bank, except for temporary or emergency purposes. Amounts borrowed will not exceed 15% of the Portfolio's net assets. When borrowing exceeds 5% of the Portfolio's total net assets, the Portfolio will not make additional investments. In borrowing, each Portfolio may be leveraged and may rise or fall in value more rapidly.


  The limitations listed in this prospectus and in the Statement of Additional Information are fundamental and may be changed only by approval of a majority of the Funds' shareholders.

INVESTMENT PERFORMANCE

  The Portfolios invest in short-term securities; therefore, their performance is closely correlated to short-term interest rates. Historically, short-term interest rates' up-and-down fluctuations have been influenced primarily by Federal Reserve policy and by market supply and demand.

                                PLAIN TALK ABOUT
                                PAST PERFORMANCE
Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

                          AVERAGE ANNUAL TOTAL RETURNS
                           FOR PERIODS ENDED 5/31/96


[BAR GRAPH]

                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                              ------    -------    -------    --------
TREASURY MONEY MARKET PORTFOLIO*               5.3%       4.4%       4.2%       5.7%
LIPPER U.S. TREASURY MONEY MARKET AVERAGE      5.0%       4.1%       3.9%       5.5%

[BAR GRAPH]

                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                              ------    -------    -------    --------
FEDERAL PORTFOLIO                              5.5%        4.6%       4.4%       5.9%
LIPPER U.S. GOVERNMENT MONEY MARKET AVERAGE    5.0%        4.1%       3.9%       5.4%

[BAR GRAPH]

                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                              ------    -------    -------    --------
PRIME PORTFOLIO                                 5.5%       4.6%       4.4%       6.0%
LIPPER NON-GOVERNMENT MONEY MARKET AVERAGE      5.1%       4.2%       4.0%       5.6%



*Formerly known as Vanguard Money Market Reserves--U.S. Treasury Portfolio.


  The results shown above represent the Portfolios' "average annual total return" performance, which assumes that any distributions of dividends were reinvested for the indicated periods. Also included is comparative information on industry money market averages. The chart does not make any allowance for Federal, state, or local income taxes that shareholders must pay on a current basis.

SHARE PRICE

Each Portfolio's share price, called its net asset value, is expected to remain at a constant $1.00. Although the stable share price is not guaranteed, the Portfolios are managed and securities are purchased to maintain that price.

DIVIDENDS AND TAXES

Each Portfolio's dividends accrue daily. On the first business day of every month, the Portfolios distribute to shareholders virtually all of their income from interest as dividend distributions. As a shareholder, you are entitled to your share of a Portfolio's income from interest and dividends. You can receive income distributions in cash, or you may have them automatically reinvested in more shares of the Portfolio. In either case, distributions that are earned in December -- even if paid to you in January -- are taxed as if they had been paid in December. Vanguard will process your dividend distributions and send you a statement each year showing the tax status of all of your distributions.

- The dividends that you receive are taxable to you as ordinary dividend income whether received in cash or reinvested in additional shares.


- Distributions of dividends may be subject to state and local taxes as well. However, depending on your state's tax rules, the portion of a Portfolio's dividends that come from U.S. Treasury securities and other "direct" U.S. Treasury obligations may be exempt from state and local income taxes. The Portfolios will notify you each year how much, if any, of your distribution may qualify for this exemption.



- As a part of a Delaware business trust and a portfolio made up of direct U.S. Government obligations, the Treasury Money Market Portfolio should be exempt from any intangibles taxes to the extent that its securities are direct U.S. government obligations. The Portfolio will notify you each year how much, if any, of the Portfolio's assets qualify for this exemption.


  The tax information in this prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in one or more of the Portfolios.

THE FUNDS AND VANGUARD

Vanguard Treasury Fund and Vanguard Money Market Reserves are members of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $230 billion. All of the Vanguard Funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

  Vanguard also provides marketing services to the Funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each Fund pays its allocated share of The Vanguard Group's costs.

                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the Funds it oversees and by the shareholders in those Funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its Funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to Fund shareholders in the form of lower operating expenses.

  A list of each Fund's Directors (or Trustees) and Officers, and their present positions and principal occupations during the past five years, can be found in each Fund's Statement of Additional Information.

                                PLAIN TALK ABOUT
                             THE PORTFOLIOS' ADVISER

Vanguard Fixed Income Group provides investment advisory services to some 40 Vanguard Portfolios; as of November 30, 1995, the Group managed some $67 billion in assets.

  The managers responsible for the Portfolios' investments are:

  IAN A. MACKINNON, Senior Vice President of Vanguard; 22 years fixed income investment experience, 16 years primary responsibility for Vanguard's internal fixed income policy and strategy; B.A. from Lafayette College, M.B.A. from Pennsylvania State University.

  ROBERT F. AUWAERTER, Principal of Vanguard and Portfolio Manager; 18 years fixed income investment experience; B.S., the University of Pennsylvania, M.B.A., Northwestern University.

  JOHN HOLLYER, Principal of Vanguard and Portfolio Manager; 9 years fixed income investment experience; B.S. from the University of Pennsylvania.

  Mr. Auwaerter and Mr. Hollyer manage the Portfolios on a day-to-day basis. Mr. MacKinnon is responsible for setting the Portfolios' broad investment policies and for overseeing the Portfolio managers.

INVESTMENT ADVISER

Vanguard Fixed Income Group, P.O. Box 2600, Valley Forge, PA 19482, provides advisory services on an at-cost basis to the Treasury Money Market, Federal, and Prime Portfolios. For the year ended November 30, 1995, the three Portfolios paid a total of $2,788,000 in investment advisory expenses ($297,000 for the U.S. Treasury Portfolio, $310,000 for the Federal Portfolio, and $2,181,000 for the Prime Portfolio). For the six months ended May 31, 1996, the three Portfolios paid a total of $1,461,000 ($152,000 for the U.S. Treasury Portfolio, $155,000 for the Federal Portfolio, and $1,154,000 for the Prime Portfolio).

  The Group places all orders for purchases and sales for Portfolio securities, and is directed to get the best available price and most favorable execution with respect to all transactions.

GENERAL INFORMATION


Vanguard Money Market Reserves, Inc. is organized as a corporation under the laws of the State of Maryland. Until December 2, 1996, the Treasury Money Market Portfolio was a Portfolio of Vanguard Money Market Reserves, known as the U.S. Treasury Portfolio. On that date, the Treasury Money Market Portfolio was reorganized -- through a transfer of assets into a Portfolio of Vanguard Treasury Fund, a Delaware business trust.

  Shareholders of the Funds have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the trust or corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of directors or trustees), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Funds except as required by the Investment Company Act of 1940. A meeting will be scheduled (for example, to vote on the removal of a director or trustee) if the holders of at least 10% of the fund's shares request a meeting in writing.

Investor Information 1-800-662-7447                  Tele-Account 1-800-662-6273
                         Client Services 1-800-662-2739


Investing with Vanguard

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to Fund information? Establish an account for a minor child or for your retirement savings?

         Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

         The following sections of the prospectus briefly explain the many services we offer you as a shareholder of the Treasury Money Market, Federal, or Prime Portfolios. Booklets providing detailed information are available on the services marked with a [Book Graphic]. Please call us to request copies.

Services and Account Features

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

TELEPHONE REDEMPTIONS       Automatically set up for these Portfolios unless you
(SALES AND EXCHANGES)       notify  us otherwise.

CHECKWRITING                Method for drawing money from your account by
                            writing a check for $250 or more.

VANGUARD DIRECT DEPOSIT     Automatic method for depositing your paycheck or
SERVICE                     U.S. Government payment (including Social Security
[Book Graphic]              and Government pension checks) into your account.*

VANGUARD AUTOMATIC EXCHANGE Automatic method for moving a fixed amount of money
SERVICE                     from one Vanguard Fund account to another.*
[Book Graphic]

VANGUARD FUND EXPRESS       Electronic method for buying or selling shares. You
[Book Graphic]              can transfer money between your Vanguard Fund
                            account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.*


VANGUARD DIVIDEND EXPRESS   Electronic method for transferring dividends
[Book Graphic]              directly from your Vanguard Fund account to your
                            bank, savings and loan, or credit union account, or to another Vanguard Fund account.


VANGUARD BROKERAGE SERVICES A cost-effective way to trade stocks, bonds, and
(VBS)                       options on major exchanges, Nasdaq, and other
[Book Graphic]              domestic over-the-counter markets at reduced rates,
                            and to buy and sell shares of non-Vanguard mutual funds. Call VBS (1-800-992-8327) for additional information and the appropriate forms.

*Can be used to invest a fixed amount on a regular basis or to contribute to an IRA or other retirement plan.

Investor Information 1-800-662-7447                  Tele-Account 1-800-662-6273
                         Client Services 1-800-662-2739

Types of Accounts

INDIVIDUAL OR OTHER ENTITY

Vanguard's account registration form can be used to establish a variety of non-retirement accounts.

FOR ONE OR MORE PEOPLE           To open an account in the name of one
                                 (individual) or more (joint tenants) people.
                                 $3,000 minimum initial investment.

FOR A MINOR CHILD                To open an account as an UGMA/UTMA (Uniform
[Book Graphic]                   Gifts/Transfers to Minors Act). Age of majority
                                 and other transfer requirements are set by state law. $1,000 minimum initial investment.

FOR HOLDING TRUST ASSETS         To invest assets held in an existing trust.
[Book Graphic]                   $3,000 minimum initial investment.

FOR THIRD-PARTY TRUSTEE          To open an account as a retirement trust or
RETIREMENT INVESTMENTS           plan based on an existing corporate or
(Vanguard is not the             institutional plan. These accounts are
custodian or trustee.)           established by the custodian or trustee of the
                                 existing plan.

FOR AN ORGANIZATION              To open an account as a corporation,
                                 partnership, or other entity. These accounts may require a corporate resolution or other documents to name the individuals authorized to act. $3,000 minimum initial investment.


RETIREMENT

You establish these accounts with a Vanguard adoption agreement--not a Vanguard account registration form. To request the appropriate adoption agreement and forms, or to ask questions about investing for retirement, call Investor Information.


FOR AN INDIVIDUAL RETIREMENT     To open a retirement account in the name of an
ACCOUNT (IRA)                    individual. IRAs can be established with a
(Vanguard Fiduciary Trust        contribution, a direct rollover from an
Company is the custodian.)       employer's plan such as a 401(k), or an asset
                                 transfer or rollover from another financial institution such as a bank or mutual fund company. $1,000 minimum initial investment.

FOR A SIMPLIFIED EMPLOYEE        To open a retirement account in the name of an
PENSION PLAN ACCOUNT (SEP-IRA)   employee. SEPs allow employers to make
(Vanguard Fiduciary Trust        deductible contributions directly to IRAs
Company is the custodian.)       established by their employees. A SEP can be
                                 established by people who are self-employed, small-business owners, partnerships, or corporations.

Investor Information 1-800-662-7447                  Tele-Account 1-800-662-6273
                         Client Services 1-800-662-2739


Types of Accounts (continued)

FOR A QUALIFIED RETIREMENT       To open a retirement account that allows
PROGRAM ACCOUNT                  small-business owners or people who are
(Vanguard Fiduciary Trust        self-employed to make tax-deductible retirement
Company can be the custodian.)   contributions for themselves and their
                                 employees into Profit-Sharing and Money
                                 Purchase Pension (Keogh) plans.

FOR A 403(b)(7) CUSTODIAL        To open a retirement account that allows
ACCOUNT                          employees of tax-exempt institutions (for
(Vanguard Fiduciary Trust        example, schools or hospitals) to make pre-tax
Company is the custodian.)       retirement contributions.

Distribution Options

You can receive your dividend distributions in one of two ways:


REINVESTMENT                     Dividends are automatically reinvested in
                                 additional shares of the Portfolio.


DIVIDENDS                        in Cash Dividends are paid by check and mailed
                                 to your account's address of record.

To electronically transfer cash dividends to your bank, savings and loan, or credit union account, or to another Vanguard Fund account, see Vanguard Dividend Express under "Services and Account Features."

Buying Shares

You buy your Portfolio shares at a net asset value of $1.00 per share. Before it can begin earning dividends, your investment must be converted to Federal funds, which usually takes one business day. (Federal funds are Federal Reserve deposits that banks and other financial institutions "borrow" from one another to meet short-term cash needs; portfolio advisers must use Federal funds to pay for the securities they buy.) You begin earning dividends the calendar day after the Portfolio receives the Federal funds.

         The Portfolios are offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.


                                  OPEN A NEW ACCOUNT                   ADD TO AN EXISTING ACCOUNT
-------------------------------------------------------------------------------------------------------
MINIMUM INVESTMENT                $3,000 (regular account); $1,000     $100 by mail or exchange; $1,000
                                  (IRAs and custodial accounts for     by wire.
                                  minors).
-------------------------------------------------------------------------------------------------------
BY MAIL                           Complete and sign the application   Mail your check with an
[Envelope Graphic]                form.                               Invest-By-Mail form detached
                                                                      from your confirmation statement
FIRST-CLASS mail to:                                                  to the address listed on the
The Vanguard Group                                                    form.
P.O. Box 2600
Valley Forge, PA 19482            Make your check payable to:         Make your check payable to:
                                  The Vanguard Group-(appropriate     The Vanguard Group-(appropriate
EXPRESS or REGISTERED mail to:    Portfolio number; see below).       Portfolio number; see below).
The Vanguard Group                Treasury Money Market      50       Treasury Money Market      50
455 Devon Park Drive              Federal                    33       Federal                    33
Wayne, PA 19087                   Prime                      30       Prime                      30

                                  All purchases must be made in U.S.  All purchases must be made in U.S.
                                  dollars, and checks must be drawn   dollars, and checks must be drawn
                                  on U.S. banks.                      on U.S. banks.

Investor Information 1-800-662-7447                  Tele-Account 1-800-662-6273
                         Client Services 1-800-662-2739


Buying Shares (continued)

If Vanguard receives your check by 4:00 p.m. Eastern time (the close of trading on the New York Stock Exchange), your investment is converted to Federal funds the following business day, and you begin earning dividends the next calendar day. (For instance, if we received your check before 4:00 p.m. on a Thursday, your account would be credited Friday, and you would begin earning dividends Saturday.)

         If the check arrives after 4:00 p.m. Eastern time, your account is credited after two business days, and you begin earning dividends the calendar day after that. (If we received your check after 4:00 p.m. on a Thursday, your account would be credited Monday, and you would begin earning dividends Tuesday.)

IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

                                  OPEN A NEW ACCOUNT                   ADD TO AN EXISTING ACCOUNT
----------------------------------------------------------------------------------------------------------
BY TELEPHONE                      Call Vanguard Tele-Account* 24       Call Vanguard Tele-Account* 24
[Phone Graphic]                   hours a day--or Client Services      hours a day--or Client Services
1-800-662-6273                    during business hours--to exchange   during business hours--to exchange
Vanguard Tele-Account(R)          from another Vanguard Fund account   from another Vanguard Fund account
1-800-662-2739                    with the same registration (name,    with the same registration (name,
Client Services                   address, taxpayer I.D., and account  address, taxpayer I.D., and account
                                  type).                               type).

                                                                       Use Vanguard Fund Express (see
                                                                       "Services and Account Features") to
                                                                       transfer assets from your bank
                                                                       account. Call Client Services
                                                                       before your first use to verify
                                                                       that this option is in place.

                                  *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

If you buy Portfolio shares through an exchange from another Vanguard Fund by 4:00 p.m. Eastern time, your investment does not have to be converted to Federal funds, and you begin earning dividends the next calendar day.

IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

                                  OPEN A NEW ACCOUNT                   ADD TO AN EXISTING ACCOUNT
----------------------------------------------------------------------------------------------------------
BY WIRE                           Call Client Services to arrange      Call Client Services to arrange
[Wire Graphic]                    your wire transactions.              your wire transactions.
Wire to:
CoreStates Bank, N.A.             Wire transactions are not available  Wire transactions are not available
ABA 031000011                     for retirement accounts.             for retirement accounts.
CoreStates No 01019897
[Temporary Account Number]
Vanguard Treasury Fund OR
Vanguard Money Market Reserves
[Portfolio Name]
[Account Registration]
Attn Vanguard

Investor Information 1-800-662-7447                  Tele-Account 1-800-662-6273
                         Client Services 1-800-662-2739

Buying Shares (continued)

If you buy Portfolio shares through a Federal funds wire, your investment begins earning dividends the next calendar day. You can begin earning dividends immediately if you notify Vanguard by 10:45 a.m. Eastern time that you intend to make a wire purchase that day.

                          OPEN A NEW ACCOUNT        ADD TO AN EXISTING ACCOUNT
---------------------------------------------------------------------------------------
AUTOMATICALLY                                       Vanguard offers a variety of ways
                                                    that you can add to your account
                                                    automatically. See "Services and
                                                    Account Features."

You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed as soon as it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten days.

         It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Portfolio shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Profolio's operation or performance.

Redeeming Shares

IMPORTANT TAX NOTE: Any sale or exchange of shares in a non-retirement account could result in a taxable gain or a loss. However, because the Portfolios seek to maintain a stable net asset value of $1.00 per share, you will not incur a taxable gain or loss when you sell or exchange shares of these Portfolios.

The ability to redeem (that is, sell or exchange) Portfolio shares by telephone is automatically established for your account unless you tell us in writing that you do not want this option.

         To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

         - Portfolio name.

         - 10-digit account number.

         - Name and address exactly as registered on that account.

         - Social Security or Employer Identification number as registered on that account.

         If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

         If we follow reasonable security procedures, neither the Portfolio nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account. However, if we do not follow these or other reasonable procedures, Vanguard may be liable for any losses resulting from unauthorized or fraudulent transactions.

HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares.

         One way to sell shares is the checkwriting option (established when you set up your account or by calling Client Services). Your personalized Vanguard checks work in much the same way as bank checks, except that Vanguard checks are considered drafts and cannot be cashed immediately like a bank check.

Investor Information 1-800-662-7447                  Tele-Account 1-800-662-6273
                         Client Services 1-800-662-2739

Redeeming Shares (continued)

         When you sell shares by telephone or mail, sale proceeds are normally mailed within two business days after Vanguard receives your request in good order. Good order means that the request includes:

         - Portfolio name and account number.

         - Amount of the transaction (in dollars).

         - Signatures of all owners exactly as registered on the account.

         - Signature guarantees (if required).

         - Any supporting legal documentation that may be required.

         - Any certificates you are holding for the account.

         Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed the next business day.

         The Portfolios reserve the right to close any non-retirement or UGMA/UTMA account whose balance falls below the minimum initial investment. The Portfolios will deduct a $10 annual fee if your non-retirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.

Some written requests require a signature guarantee from a bank, broker, or other acceptable institution. A notary public cannot provide a signature guarantee.

HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard Fund to purchase shares of another.

         Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

         Before you exchange into a new Vanguard Fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

SELLING OR EXCHANGING SHARES      ACCOUNT TYPE
--------------------------------------------------------------------------------
BY TELEPHONE                      ALL TYPES EXCEPT RETIREMENT:
[Telephone Graphic]
1-800-662-6273                    Call Vanguard Tele-Account* 24 hours a day--or
Vanguard Tele-Account             Client Services during business hours--to sell
1-800-662-2739                    or exchange shares. You can exchange shares
Client Services                   from any of these Portfolios to open an
                                  account in another Vanguard Fund or to add to
                                  an existing Vanguard Fund account with an
                                  identical registration.

                                  RETIREMENT:

                                  You can exchange--but not sell--shares by calling Tele-Account or Client Services.

                                  *You must obtain a Personal Identification
                                  Number through Tele-Account at least seven
                                  days before you request your first redemption.
--------------------------------------------------------------------------------
BY CHECK                          ALL TYPES EXCEPT RETIREMENT:

                                  You can sell shares by writing a check for $250 or more.

                                  RETIREMENT:

                                  Checkwriting is not available for retirement accounts.

Investor Information 1-800-662-7447                  Tele-Account 1-800-662-6273
                         Client Services 1-800-662-2739

Redeeming Shares (continued)

SELLING OR EXCHANGING SHARES         ACCOUNT TYPE
-------------------------------------------------------------------------------------
BY MAIL                              ALL TYPES EXCEPT RETIREMENT:
[Mail Graphic]
FIRST-CLASS mail to:                 Send a letter of instruction signed by all
The Vanguard Group                   registered account holders. Include the
Vanguard Treasury Fund OR            Portfolio name and account number and (if you
Vanguard Money Market Reserves       are selling) a dollar amount OR (if you are
[Portfolio Name]                     exchanging) the name of the Fund you want to
P.O. Box 1120                        exchange into and a dollar amount.
Valley Forge, PA 19482
                                     RETIREMENT:
EXPRESS or REGISTERED mail to:
The Vanguard Group                   For information on how to request distributions
Vanguard Treasury Fund OR            from...
Vanguard Money Market Reserves
[Portfolio Name]                     - IRAs, call Client Services.
455 Devon Park Drive
Wayne, PA 19087                      - SEP-IRAs, 403(b)(7) custodial accounts, and
                                       Profit-Sharing and Money Purchase Pension
                                       (Keogh) Plans, call Individual Retirement
                                       Services at 1-800-662-2003.

                                     Depending on your account registration type,
                                     additional documentation may be required.
--------------------------------------------------------------------------------
AUTOMATICALLY                        ALL TYPES EXCEPT RETIREMENT:

                                     Vanguard offers several ways to sell or
                                     exchange shares automatically (see
                                     "Services and Account Features"). Call
                                     Investor Information for the appropriate booklet and application if you did not elect a feature when you opened your account.

         It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Portfolio shareholders and so reserve the right to delay your redemption proceeds--up to seven days--if the amount will disrupt a Portfolio's operation or performance.

                         A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.

Fund and Account Updates

STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Portfolio account throughout the year as well as when you are preparing your income tax returns.


         In addition, you will receive financial reports about the Treasury Money Market, Federal, and Prime Portfolios twice a year. These comprehensive reports include an assessment of each Portfolio's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the advisor, as well as a listing of its holdings and other financial statements.

Investor Information 1-800-662-7447                  Tele-Account 1-800-662-6273
                         Client Services 1-800-662-2739


Fund and Account Updates (continued)

CONFIRMATION STATEMENT               Sent each time you buy, sell or exchange
                                     shares; confirms the date and the amount of the transaction.

PORTFOLIO SUMMARY                    Mailed quarterly; shows the market value
                                     of your account at the close of the
                                     statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.

FUND FINANCIAL REPORTS               Mailed in January and July for these
                                     Portfolios.

TAX STATEMENTS                       Generally mailed in January; report
                                     previous year's dividend distributions
                                     as well as distributions from IRAs or
                                     other retirement accounts.

AUTOMATED TELEPHONE ACCESS

VANGUARD TELE-ACCOUNT                Toll-free access to Vanguard Fund and
1-800-662-6273                       account information--as well as some
Any time, seven days a               transactions--through any TouchTone(TM)
week, from anywhere in               telephone. Tele-Account provides total
the continental United               return, share price, price change, and
States and Canada.                   yield quotations for all Vanguard Funds;
[Book Graphic]                       gives your account balances and history
                                     (e.g., last transaction, latest dividend distribution, redemptions by check during the last three months); and allows you to sell or exchange Fund shares.

COMPUTER ACCESS

VANGUARD                             Online Use your personal computer to learn
KEYWORD: vanguard                    more about Vanguard Funds and services;
                                     keep in touch with your Vanguard accounts;
                                     map out a long-term investment strategy;
                                     and ask questions, make suggestions, and send messages to Vanguard. Vanguard Online is offered through America Online(sm)
                                     (AOL). To establish an AOL account, call
                                     1-800-238-6336.

VANGUARD ON THE                      Use your personal computer to visit
WORLD WIDE WEB                       Vanguard's education-oriented website,
http://www.vanguard.com              which provides timely news and information
                                     about Vanguard Funds and services; an
                                     online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.


SHARES OF THE PORTFOLIOS MAY ONLY BE SOLD IN THOSE STATES IN WHICH THEY ARE REGISTERED. THE PORTFOLIOS' SHARES ARE CURRENTLY REGISTERED FOR SALE IN ALL 50 STATES, AND THE FUNDS INTEND TO MAINTAIN SUCH REGISTRATION.

GLOSSARY OF INVESTMENT TERMS

CASH RESERVES
Cash Reserves Cash deposits as well as short-term bank deposits, money market instruments, and U.S. Treasury bills.

DIVERSIFICATION
Spreading your investments among many issuers (that is, organizations that sell securities).

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by the fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT ADVISER
An organization that makes the day-to-day decisions regarding a portfolio's investments.

LIQUIDITY
The degree of a security's marketability (that is, how quickly the security can be sold at a fair price and converted to cash).

MONEY MARKET FUND
A mutual fund that seeks to provide income, liquidity, and a stable share price by investing in very short-term, liquid investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security.

PRINCIPAL
The amount of your own money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, PA 19482


INVESTMENT INFORMATION             VANGUARD BROKERAGE                 ELECTRONIC ACCESS TO THE
DEPARTMENT                         SERVICES                           VANGUARD MUTUAL FUND
1-800-662-7447 (SHIP)              1-800-992-8327                     EDUCATION AND INFORMATION
TEXT TELEPHONE:                    For information on trading         CENTER
1-800-952-3335                     stocks, bonds, and options         On America Online(R)
For information on our Funds,      at reduced commissions             Keyword:vanguard
Funds services and retirement
accounts, requests for             VANGUARD TELE-ACCOUNT(R)           On the World-Wide Web
literature.                        1-800-662-6273 (ON-BOARD)          http://www.vanguard.com
                                   For 24-hour automated access
CLIENT SERVICES DEPARTMENT         to price and yield information     To send e-mail to Vanguard
1-800-662-2739 (CREW)              to your account, certain           VGOnline@aol.com
TEXT TELEPHONE:                    transactions.
1-800-662-2738
For information on your
account, account transactions,
account statements.


(C)1996 Vanguard Marketing
Corporation, Distributor

P030N

                                     PART B

                         VANGUARD MONEY MARKET RESERVES

                      STATEMENT OF ADDITIONAL INFORMATION


                                DECEMBER 2, 1996



     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated December 2, 1996). To obtain the Prospectus please call the Investor Information Department:


                                 1-800-662-7447

                               TABLE OF CONTENTS


                                                                                            PAGE
                                                                                            ----
Investment Objectives and Policies........................................................     1
Investment Limitations....................................................................     2
Yield and Total Return....................................................................     4
Calculation of Yield......................................................................     4
Purchase of Shares........................................................................     5
Redemption of Shares......................................................................     5
Shareholder Services......................................................................     5
Performance Measures......................................................................     6
Management of the Fund....................................................................     9
Description of Shares and Voting Rights...................................................    12
Financial Statements......................................................................    12
Appendix--Description of Securities and Ratings...........................................    12



                       INVESTMENT OBJECTIVE AND POLICIES



     The following policies supplement the investment objective and policies set forth in the Fund's Prospectus:



     REPURCHASE AGREEMENTS The Prime and Federal Portfolios may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Trustees will monitor a Portfolio's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Portfolio. No more than an aggregate of 10% of a Portfolio's net assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale for which there are no readily available market quotations. See "Illiquid Securities" below.



     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the realization by the Portfolio on such collateral may be automatically stayed. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While each Portfolio's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.



     RESTRICTED SECURITIES Each Portfolio may invest in restricted securities (privately placed debt securities) and other securities which are not readily marketable, but will not acquire such securities if as a result they, together with the aggregate of other securities for which no quotations are readily available, would comprise more than 10% of the value of the Portfolio's net assets. Pursuant to Section 4(2) of the Securities Act of 1933 and Rule 144A under the Securities Act of 1933, as amended, if a substantial market among qualified institutional buyers develops for restricted securities held by any Portfolio, the Fund intends to treat such securities as liquid securities, in accordance with procedures approved by the Fund's Board of Trustees.



     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Portfolio should be in a position where more than 10% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.



     ILLIQUID SECURITIES Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books. An illiquid security includes repurchase agreements which have a maturity of longer than seven days, securities which are illiquid by virtue of the absence of a readily available market, and demand instruments with a demand notice exceeding seven days. Illiquid securities may include securities that are not registered under the Securities Act of 1933 (the "1933 Act"); however, unregistered securities that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act will not be considered illiquid so long as it is determined by the Fund's adviser that an adequate trading market exists for the security. From time to time, the Fund's Board of Trustees may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 10% limitation described above.



     SECURITIES OF OTHER INVESTMENT COMPANIES Each Portfolio may invest in securities of other investment companies if the securities are acquired as part of a merger, consolidation of acquisition of assets approved by the Portfolio's shareholders or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. The Portfolio will invest only in investment companies which have investment objectives and policies consistent with those of the Portfolio. When investing in the securities of other investment companies, the Portfolio may incur fees and expenses of the underlying fund in addition to the Portfolio's own fees and expenses.


                             INVESTMENT LIMITATIONS

     The following restrictions and fundamental policies cannot be changed without approval of the holders of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act of 1940), including a majority of the shares of each Portfolio. The Fund may not under any circumstances:

      1) purchase securities for any Portfolio of the Fund other than the securities in which the Portfolio is authorized to invest as set forth in the Prospectus under "Investment Objectives" and "Investment Policies";

      2) borrow money in excess of 15% of the total assets of any Portfolio taken at market value and then only from banks as a temporary measure for extraordinary or emergency purposes; the Fund will not borrow to increase income (leveraging) but only to facilitate redemption requests which might otherwise require untimely dispositions of portfolio securities; the Fund will repay all borrowings before making additional investments and interest paid on such borrowings will reduce net income;

      3) make loans to other persons (except by the purchase of obligations in which the Fund is authorized to invest); provided, however, that the Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the net assets of any Portfolio (taken at current value) would be subject to repurchase agreements maturing in more than seven days;

      4) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States, its agencies or instrumentalities) if, as a result, (a) more than 5% of a Portfolio's total assets (taken at current value) would be invested in the securities of such issuer, or (b) any Portfolio would hold more than 10% of any class of securities of such issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities);

      5) write, or invest in, put, call, straddle or spread options or invest in interests in oil, gas or other mineral exploration or development programs;

      6) purchase securities on margin or sell any securities short;

      7) purchase or retain securities of an issuer if an officer or director of such issuer is an officer or Director of the Fund or its investment adviser and one or more of such officers or directors (trustees) of the Fund or its investment adviser owns beneficially more than 1/2% of the shares of securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities;

      8) purchase any securities which could cause more than 25% of the value of a Portfolio's total net assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in United States Treasury Bills, other obligations issued or guaranteed by the Federal Government, its agencies and instrumentalities or certificates of deposit or bankers' acceptances of domestic institutions;

      9) mortgage, pledge or hypothecate its assets except in an amount up to 15% (10% as long as the Fund's shares are registered for sale in certain states) of the value of a Portfolio's total assets but only to secure borrowings for temporary or emergency purposes;

     10) engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;

     11) purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (including any investment in The Vanguard Group Inc.) would be invested in securities that are illiquid;

     12) purchase or sell real estate, real estate investment trust securities, commodities, or commodity contracts;

     13) invest in companies for the purpose of exercising control;

     14) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets; and

     15) issue senior securities.

     Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of, any company which will be: (1) wholly owned by the Fund and one or more other investment companies, and is (2) primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Fund and other investment companies. See "Management of the Fund."

     As an operational policy of the Fund, the Fund will not in the aggregate, enter into repurchase agreements maturing in more than seven days, purchase restricted securities or invest in any other illiquid securities if, as a result thereof, more than 10% of the net assets of the Fund would be invested in such assets.

     The above-mentioned investment limitations are considered at the time investment securities are purchased.

                             YIELD AND TOTAL RETURN


     The yield of each Portfolio of the Fund for the 7-day period ended May 31, 1996 is set forth below. Yields are calculated daily for each Portfolio.



    Prime Portfolio..................................................................   5.08%
    Federal Portfolio................................................................   5.04%
    Prime Portfolio-Institutional Class..............................................   5.25%



     The average annual total return of each Portfolio of the Fund for the one-, five- and ten-year periods ended May 31, 1996 is set forth below:



                                               1 YEAR ENDED     5 YEARS ENDED     10 YEARS ENDED
                                                 5/31/96           5/31/96           5/31/96
                                               ------------     -------------     --------------
    Prime Portfolio..........................     + 5.55%           +4.42%            + 6.03%
    Federal Portfolio........................     + 5.50%           +4.37%            + 5.88%
    Prime Portfolio-Institutional Class......     + 5.72%           +4.59%            + 5.47%*


---------------
*Since inception of Vanguard Institutional Money Market Portfolio on October 3,1989.

     Total return is computed by finding the average compounded rates of return over the periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.

                              CALCULATION OF YIELD

     The current yield of each of the Fund's Portfolios is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by its average net asset value for the period, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Portfolio by adding 1 to the net change, raising the sum to the 365/7 power, and subtracting 1 from the result.


     Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for each of the Portfolios for the 7-day base period ended May 31, 1996.



                                                                          PRIME INSTITUTIONAL
                                                       PRIME PORTFOLIO         PORTFOLIO         FEDERAL PORTFOLIO
                                                       ---------------    -------------------    -----------------
                                                           5/31/96              5/31/96               5/31/96
                                                       ---------------    -------------------    -----------------
Value of account at beginning of period.............      $ 1.00000            $ 1.00000             $ 1.00000
Value of same account at end of period*.............        1.00097              1.00100               1.00097
                                                       ---------------    -------------------    -----------------
Net Change in account value.........................      $  .00097            $  .00100             $  .00097
Annualized Current Net Yield (Net
  Change X 365/7) average net asset value...........          5.08%                5.25%                 5.04%
Effective Yield [(Net Change)+1]365/7-1.............          5.19%                5.35%                 5.19%
Average Weighted Maturity of Investments............        43 Days              43 Days               44 Days


---------------
*Exclusive of any capital changes.

     The net asset value of a share of each Portfolio is $1.00 and it is not expected to fluctuate. However, the yield of each Portfolio will fluctuate. The annualization of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Portfolios of the Fund, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset values and calculating yields.

                               PURCHASE OF SHARES

     The Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

     The Fund may suspend redemption privileges for each Portfolio or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or l% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment readily marketable securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of Each Portfolio" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     No charge is made by the Fund for redemptions; except for wire withdrawals in amounts less than $5,000 which will be subject to a maximum charge of $5.00 which will be deducted from the principal in your account. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by each Portfolio.

                              SHAREHOLDER SERVICES

     EXCHANGE PRIVILEGE Each Portfolio's shares may be exchanged without cost for shares of any other Portfolio, or for the shares of any open-end Fund currently offering its shares to new investors in The Vanguard Group ("Vanguard"). A shareholder of any other open-end Fund in Vanguard may likewise exchange his shares for shares of any of the Fund's Portfolios. Exchange requests may be made either by mail, telephone or telegraph.

     Telephone and telegraph exchanges (referred to as "expedited exchanges") will be accepted only if the account of the shareholder and the registration of the two accounts is identical. Requests for expedited exchanges received prior to the close of the New York Stock Exchange (generally 4:00 P.M. Eastern time) will be processed at the next determined net asset value after such request is received. Requests received after the close of the New York Stock Exchange (generally 4:00 P.M. Eastern time), will be processed on the next business day. NO EXPEDITED EXCHANGES WILL BE ACCEPTED INTO, OR FROM, VANGUARD BALANCED INDEX FUND, VANGUARD INDEX TRUST, VANGUARD QUANTITATIVE PORTFOLIOS AND VANGUARD INTERNATIONAL EQUITY INDEX FUND. Neither the Fund nor Vanguard will be responsible for the authenticity of exchange instructions received by telephone or telegraph. Expedited exchanges may also be subject to limitations as to amounts and frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders. Shareholders may obtain the terms of these limitations, which may be revised at any time, from Vanguard.

     Any such exchange will be based on the respective net asset values of the shares involved. There are no sales commissions or charges of any kind. Before making an exchange, a shareholder should consider the investment objectives and policies of the Portfolio or Fund to be purchased, and other relevant information (including the minimum initial investment), which can be found in the prospectus relating to that particular Portfolio or Fund. A prospectus for any of the Vanguard Funds or Portfolios may be obtained from Vanguard.

     For Federal income tax purposes an exchange between Funds is a taxable event and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time, and any of the Portfolios or Vanguard Funds may limit or discontinue the offering of its shares without notice to shareholders.

     TRANSFER OF SHARES Fund shares may be transferred to another person by sending appropriate written instructions to Vanguard. The account must be clearly identified and include the number of shares to be transferred and the signatures of all registered owners. The signature on the letter of instructions or any stock power must be guaranteed. As in the case of withdrawals, the written request must be received in "Good Order" before any transfer can be made.

     INFORMATION FOR SHAREHOLDERS Following any purchase or redemption, a shareholder will receive a statement which reflects all activity during the current calendar year. Each shareholder will also receive a monthly statement, which includes a valuation as of the day the statement is prepared.

     Shareholders will receive semi-annual financial statements audited at least annually by independent accountants whose selection is ratified by shareholders.

                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing the Vanguard Group, Inc. or any of the member funds of the Vanguard Group of Investment Companies.

     Vanguard Money Market Reserves may use one or more of the following unmanaged indexes for comparative performance purposes:

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

WILSHIRE 5000 EQUITY INDEX -- consists of more than 6,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

RUSSELL 3000 STOCK INDEX -- a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.


RUSSELL 2000 STOCK INDEX -- composed of the 2,000 smallest stocks contained in the Russell 3000, representing approximately 7% of the Russell 3000 total market capitalization.

RUSSELL 2000(R) VALUE INDEX -- contains stocks from the Russell 2000 Index with a less-than-average growth orientation.



MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Austraasia and the Far East.


GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (Baa) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL INDEX (20 YEAR) BOND -- is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.


COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.



COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index and 25% Standard & Poor's Utilities Index).



LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.



LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa- or better. The Index has a market value of over $4 trillion.


LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GENERAL EQUITY FUND AVERAGE -- an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER FIXED INCOME FUND AVERAGE -- an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS


     The Fund's Officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth below. The mailing address of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.


JOHN C. BOGLE, Chairman and Director*

     Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group. Director of The Mead Corporation, General Accident Insurance and Chris-Craft Industries, Inc.


JOHN J. BRENNAN, President, Chief Executive Officer & Director*
     President, Chief Executive Officer and Director of The Vanguard Group, Inc. and each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Director

     Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Director of Sun Company, Inc.; Director of Westinghouse Electric Corporation.


BARBARA BARNES HAUPTFUHRER, Director
     Director of The Great Atlantic and Pacific Tea Company, Alco Standard Corp., Raytheon Company, Knight-Ridder Inc., and Massachusetts Mutual Life Insurance Co. and Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, Director

     President Emeritus of The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc., and National Steel Corporation.


BURTON G. MALKIEL, Director
     Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Company.

ALFRED M. RANKIN, JR., Director
     Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company and The Standard Products Company.

JOHN C. SAWHILL, Director

     President and Chief Executive Officer, of The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co.; President, New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company and NACCO Industries.


JAMES O. WELCH, JR., Director
     Retired Chairman of Nabisco Brands Inc., retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Director of Kmart Corporation.

J. LAWRENCE WILSON, Director
     Chairman and Chief Executive Officer, Rohm & Haas Company; Director of Cummins Engine Company and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, Secretary*
     Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer*
     Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*

     Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

---------------

*Officers of the Fund are "interested persons" as defined in the Investment
 Company Act of 1940.

THE VANGUARD GROUP

     The Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

     The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-I under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

     The Vanguard Group, Inc. ("Vanguard") was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts of which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At November 30, 1995, the Fund had contributed capital of $2,887,000 to Vanguard, representing 14.4% of Vanguard's capitalization. The Fund's Service Agreement provides as follows: (a) each Vanguard Fund may invest up to 0.40% of its current assets in Vanguard and (b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's Capitalization.


     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended November 30, 1995 and the six months ended May 31, 1996, the Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $20,714,000 and $10,615,000.


     DISTRIBUTION Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for the shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended November 30, 1995 and the six months ended May 31, 1996, the Fund paid approximately $5,896,000 and $3,481,000 of the Group's distribution and marketing expenses or
 .03 of 1% and .03 of 1% of the Fund's average month-end net assets.



     INVESTMENT ADVISORY SERVICES Vanguard also provides the Fund, Vanguard Municipal Bond Fund, Vanguard Bond Index Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Admiral Funds, Vanguard California Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard Institutional Index Fund, Vanguard Tax-Managed Fund, several Portfolios of Vanguard Variable Insurance Fund, Vanguard International Equity Index Fund, Aggressive Growth Portfolio of Vanguard Horizon Fund, the Total International Portfolio of Vanguard STAR Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts with investment advisory services. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services. During the years ended November 30, 1993, 1994, 1995 and the six months ended May 31, 1996, the Fund paid approximately $1,603,000, $1,896,000, $2,788,000, and $1,309,000 respectively, of Vanguard's expenses relating to investment advisory services.


     REMUNERATION OF DIRECTORS The Fund pays each Director (Trustee), who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits.

     The following information is furnished with respect to the Directors and Officers of the Fund for whom the Fund's proportionate shares of remuneration exceeded $60,000 for the fiscal year ended November 30, 1995, and for all
Directors:

                         VANGUARD MONEY MARKET RESERVES
                               COMPENSATION TABLE

                                AGGREGATE       PENSION OR RETIREMENT        ESTIMATED          TOTAL COMPENSATION
                               COMPENSATION      BENEFITS ACCRUED AS      ANNUAL BENEFITS     FROM ALL VANGUARD FUNDS
    NAMES OF DIRECTORS          FROM FUND       PART OF FUND EXPENSES     UPON RETIREMENT      PAID TO DIRECTORS(3)
---------------------------    ------------     ---------------------     ---------------     -----------------------
John C. Bogle(1),(2)             $408,820              $ 4,320                     --                      --
John J. Brennan(2)               $205,080              $ 4,320                     --                      --
Barbara Barnes Hauptfuhrer       $  9,344              $ 1,571                $15,000                 $60,000
Robert E. Cawthorn               $  9,344              $ 1,309                $13,000                 $60,000
Bruce K. MacLaury                $ 10,131              $ 1,549                $12,000                 $55,000
Burton G. Malkiel                $  9,344              $ 1,047                $15,000                 $60,000
Alfred M. Rankin, Jr.            $  9,344              $   827                $15,000                 $60,000
John C. Sawhill                  $  9,344              $   982                $15,000                 $60,000
James O. Welch, Jr.              $  9,344              $ 1,209                $15,000                 $60,000
J. Lawrence Wilson               $  9,344              $   873                $15,000                 $60,000


(1)()For the period December 1, 1995 -- January 31, 1996 included in this table, Mr. Bogle was the Fund's Chief Executive Officer, and therefore an "Interested Director."

(2)As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors. Compensation amounts reported for Messrs. Bogle and Brennan relate to their respective positions as Chief Executive Officer and President of the Fund.

(3)The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).


     Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each eligible Officer's annual compensation plus 5.7% of that part of an eligible Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under the Thrift Plan, all eligible Officers are permitted to make pre-tax basic contributions in a maximum amount equal to 4% of total compensation which are matched by Vanguard on a 100% basis. Directors who are not Officers are paid an annual fee based on the number of years of service on the board, up to fifteen years of service, upon retirement. The fee is equal to $1,000 for each year of service and each investment company member of The Vanguard Group contributes a proportionate amount of this fee based on its relative net assets. This fee is paid, subsequent to a Director's retirement, for a period of ten years or until the death of a retired Director.

                    DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Articles of Incorporation, as amended and restated, permit the Directors to issue 37,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently the Fund is offering shares of three Portfolios.

     The shares of each Portfolio are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio have no pre-emptive rights. The shares of each Portfolio have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class: except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual class; and (ii) when the matter does not affect any interest of a particular class, then only shareholders of the affected class or classes shall be entitled to vote thereon.

                              FINANCIAL STATEMENTS


     The Fund's financial statements for the year ended November 30, 1995, including the financial highlights for each of the five fiscal years in the period ended November 30, 1995, appearing in the Fund's 1995 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The unaudited financial statements and financial highlights of the Fund for the six months ended May 31, 1996, as set forth in the Vanguard Money Market Reserves Semi-Annual Report to Shareholders, are incorporated herein by reference. The Fund's Annual Report and Semi-Annual Report to Shareholders are enclosed with this Statement of Additional Information.


               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

A-1 AND PRIME-1 COMMERCIAL PAPER RATINGS

     Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements;
(2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

BOND RATINGS

     Bonds rated AA by Standard & Poor's are judged by S&P to be high-grade obligations, and in the majority of instances differs only in small degrees from issues rated AAA (the AA rating may be modified by the addition of a plus or minus sign to show relative standing with the AA category). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger. Moody's also supplies numerical indicators, 1, 2 and 3 to the Aa rating category. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking and 3 indicates a ranking toward the lower end of the category.

VARIABLE AMOUNT MASTER DEMAND NOTES

     Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to an arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a Portfolio's investment in variable amount master demand notes, Vanguard's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     As used in this prospectus, the term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term also refers to "repurchase agreements" collateralized by such securities.

     U.S. Treasury Securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and the U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

     An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and the Federal National Mortgage Association.

DESCRIPTION OF REPURCHASE AGREEMENTS

     Repurchase agreements are transactions by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

     The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

EURODOLLAR AND YANKEE OBLIGATIONS

     Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same credit analysis as domestic issues in which the Prime Portfolio invests, and will have at least the same financial strength as the domestic issuers approved for the Prime Portfolio.

                                     PART C
                      VANGUARD MONEY MARKET RESERVES, INC.
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
     (A) FINANCIAL STATEMENTS


     The Registrant's audited financial statements for the year ended November 30, 1995, including Price Waterhouse LLP's report thereon, and the unaudited financial statements for the six months ended May 31, 1996 are incorporated by reference, in the Statement of Additional Information, from the Registrant's 1995 Annual Report and the May 31, 1996 Semi-Annual Report to Shareholders which have been filed with the Commission. The financial statements included in the Annual Report and Semi-Annual Report are:



      1. Statement of Net Assets as of November 30, 1995 and as of May 31, 1996.


      2. Statement of Operations for the year ended November 30, 1995 and for six months ended May 31, 1996.


      3. Statement of Changes in Net Assets for each of the two years in the period ended November 30, 1995 and for six months ended May 31, 1996.


      4. Financial Highlights for each of the five years in the period ended November 30, 1995 and for six months ended May 31, 1996.

      5. Notes to Financial Statements
      6. Report of Independent Accountants

     (B) EXHIBITS

      1. Articles of Incorporation
      2. By-Laws of Registrant
      3. Not Applicable
      4. Not Applicable
      5. Not Applicable
      6. Not Applicable
      7. Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information
      8. Form of Custody Agreement
      9. Form of Vanguard Service Agreement
     10. Opinion of Counsel
     11. Consent of Independent Accountants*
     12. Financial Statements -- reference is made to (a) above
     13. Not Applicable
     14. Not Applicable
     15. Not Applicable
     16. Schedule for Computation of Performance Quotations*
     27. Financial Data Schedule*
---------------
 *Filed herewith

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Registrant is not controlled by or under common control with any person. The officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

     As of November 30, 1995 the number of shareholders of each portfolio of the Fund was as follows:


    Prime Portfolio................................................................   818,887
    Federal Portfolio..............................................................   125,405
    Prime Portfolio-Institutional Class............................................        38


ITEM 27. INDEMNIFICATION

     Reference is made to Article XI of Registrant's Articles of Incorporation.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Investment advisory services are provided to the Registrant on an at-cost basis by The Vanguard Group, Inc., a jointly-owned subsidiary of the Registrant and the other Funds in the Group. See the information concerning The Vanguard Group set forth in Parts A and B.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) None

     (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts and other documents required by Section 31(a) under the Investment Company
Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, CoreStates Bank, N.A., Philadelphia, Pa.

ITEM 31. MANAGEMENT SERVICES

     Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which was previously filed as Exhibit 9(c) and described in Part B hereof under "Management of the Fund;" the Registrant is not a party of any management-related service contract.

ITEM 32. UNDERTAKINGS


     Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 2nd day of December, 1996.


VANGUARD MONEY MARKET RESERVES, INC.

BY: (Raymond J. Klapinsky)

    John J. Brennan*, Chief Executive Officer & President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

BY: (Raymond J. Klapinsky)
    John C. Bogle*, Chairman of the Board and Director

    December 2, 1996


BY: (Raymond J. Klapinsky)
    John J. Brennan*, Director, Chief Executive Officer and President

    December 2, 1996


BY: (Raymond J. Klapinsky)
    Robert E. Cawthorn*, Director

    December 2, 1996


BY: (Raymond J. Klapinsky)
    Barbara B. Hauptfuhrer*, Director

    December 2, 1996


BY: (Raymond J. Klapinsky)
    Bruce K. MacLaury, Director

    December 2, 1996


BY: (Raymond J. Klapinsky)
    Burton G. Malkiel*, Director

    December 2, 1996


BY: (Raymond J. Klapinsky)
    Alfred M. Rankin, Jr.*, Director

    December 2, 1996


BY: (Raymond J. Klapinsky)
    John C. Sawhill*, Director

    December 2, 1996


BY: (Raymond J. Klapinsky)
    James O. Welch, Jr.*, Director

    December 2, 1996


BY: (Raymond J. Klapinsky)
    J. Lawrence Wilson*, Director

    December 2, 1996


BY: (Raymond J. Klapinsky)
    Richard F. Hyland*, Treasurer and Principal
    Financial Officer and Accounting Officer

    December 2, 1996


*By Power of Attorney. See File Number 2-14336, January 23, 1990. Incorporated by Reference.

                               INDEX TO EXHIBITS

Consent of Independent Accountants...................................................  EX-99.B11
Schedule for Computation of Performance Quotations...................................  EX-99.B16
Financial Data Schedule..............................................................      EX-27